UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2022

IMMUNIC, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36201	56-2358443
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 Avenue of the Americas, Suite 200

New York, NY 10036

USA

(Address of principal executive offices)

Registrant’s telephone number, including area code: (332) 255-9818

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.0001	IMUX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. Yes ☐ No ☐

Introductory Note

This Amendment No. 1 on Form 8-K/A (“Form 8-K/A”) amends the Current Report on Form 8-K of Immunic, Inc., a Delaware corporation (the “Company”), filed on August 4, 2022 (the “Original 8-K”). This Form 8-K/A is being filed solely to amend Exhibit 99.2 to the Original 8-K to update information depicted on slide 17 titled “Key Publications in 2022 Provide Clear Evidence of a Direct Link Between Epstein-Barr Virus and MS” and slide 18 titled “Vidofludimus Calcium in Multiple Sclerosis Straightforward Approval Strategy.” No other changes have been made to the Original 8-K or the exhibits thereto.

Item 8.01. Other Events

On August 4, 2022, the Company posted an updated corporate presentation on its website at imux.com and filed the presentation as Exhibit 99.2 to the Original 8-K. This Amendment No. 1 to Current Report on Form 8-K/A is being filed to correct Exhibit 99.2 to the Original 8-K. The corporate presentation with the corrected slides is filed as Exhibit 99.1 to this Form 8-K/A and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

Exhibit	Description

99.1	Presentation, dated August 4, 2022.
104	Cover Page to this Current Report on Form 8-K in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: August 4, 2022	Immunic, Inc.

	By:	/s/ Daniel Vitt
Daniel Vitt
Chief Executive Officer